UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 21, 2026

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	001-35922	22-3755993
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

575 N. Dairy Ashford, Suite 210 Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 221-1768

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PED	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Restricted Stock Unit Awards

On July 21, 2026, PEDEVCO Corp., a Texas corporation (the “Company”, “PEDEVCO”, “we” and “us”), issued, after approval by the Compensation Committee of the Company’s Board of Directors, and in connection with the Company’s 2025 year annual compensation review, restricted stock units representing rights to receive an aggregate of 35,240 shares of Common Stock of the Company (“RSUs”), and performance-based restricted stock units representing rights to receive an aggregate of 11,530 shares of Common Stock of the Company (“PBRSUs,” and together with the RSUs, the “Awards”), all under the Company’s 2021 Equity Incentive Plan, as amended to date (the “Plan”), in consideration for services rendered, and to be rendered, by various officers and employees of the Company. The Plan has been registered on a Form S-8 Registration Statement previously filed by the Company.

Included as part of the issuances was the issuance of:

(A)

17,190 RSUs to Mr. Reagan Tuck Dukes, the Chief Operating Officer of the Company, which RSUs vest at the rate of (i) 1/3 of the total number of RSUs on the one (1) year anniversary of the January 1, 2026 vesting commencement date (the “VCD”); (ii) 1/3 of the total number of RSUs on the two (2) year anniversary of the VCD; and (iii) 1/3 of the total number of RSUs on the three (3) year anniversary of the VCD (collectively, the “RSU Vesting Terms”), subject to Mr. Dukes’ continued service to the Company on such vesting dates, and subject to the terms and conditions of a Restricted Stock Unit Award Grant Agreement entered into between the Company and Mr. Dukes;

(B)

18,050 RSUs to Mr. Robert J. Long, the Chief Financial Officer of the Company, all of which are subject to the RSU Vesting Terms, and subject to Mr. Long’s continued service to the Company on such vesting dates, and subject to the terms and conditions of a Restricted Stock Unit Award Grant Agreement entered into between the Company and Mr. Long;

(C)

7,520 PBRSUs to Mr. Dukes, which PBRSUs will be earned based on the performance metrics applicable to the Company’s performance-based equity award program previously approved for management for the fiscal 2026 through fiscal 2028 performance period (the “PBRSU Vesting Terms”), subject to Mr. Dukes’ continued service to the Company at the end of the performance period, and subject to the terms and conditions of a Performance-Based Restricted Stock Unit Award Grant Agreement entered into between the Company and Mr. Dukes; and

(D)

4,010 PBRSUs to Mr. Long, all of which PBRSUs will be subject to the PBRSU Vesting Terms, Mr. Long’s continued service to the Company at the end of the performance period, and the terms and conditions of a Performance-Based Restricted Stock Unit Award Grant Agreement entered into between the Company and Mr. Long.

The RSUs and PBRSUs issued to Messrs. Dukes and Long further provide for certain payments and benefits upon the termination of employment of each executive. If the executive’s employment is terminated by the Company without Cause or by the executive for Good Reason (each, as defined in their Employment Agreements, as defined below) (x) not within twelve (12) months following a Change in Control (as defined in their Employment Agreements), the executive is entitled to receive vesting acceleration of (i) 100% of the unvested portion of the RSUs, and (ii) a pro-rata portion of the PBRSUs based on the actual achievement of the performance goals and the number of days elapsed from the VCD through the date of termination, and (y) if within twelve (12) months following a Change in Control, or if the acquiring entity in a Change in Control does not assume or substitute the Awards for comparable awards, the executive is entitled to receive vesting acceleration of (i) 100% of the unvested portion of the RSUs, and (ii) with respect to the PBRSUs, the greater of target or actual achievement of the performance goals as of the last trading day prior to the Change in Control.  Further, if executive’s employment is terminated due to death or disability, 100% of the unvested portion of the RSUs will vest and the PBRSUs shall vest at target level achievement.  All vesting acceleration is conditioned on the applicable executive signing a standard separation agreement, which includes customary releases and covenants, is subject to provisions intended to minimize excise taxes under Section 4999 of the Internal Revenue Code, and is subject to the Company’s clawback or recoupment policies as in effect from time to time.

The description of the RSUs and PBRSUs above is not complete and is qualified in its entirety by the form of Restricted Stock Unit Award Grant Agreement and form of Performance-Based Restricted Stock Unit Award Grant Agreement for the Awards granted on July 21, 2026, which are incorporated by reference herein as Exhibits 10.4 and 10.5, respectively, and which are incorporated by reference into this Item 5.02 in their entirety.

Executive Employment Agreements

The Company entered into Employment Agreements (the “Employment Agreements”), with each of (a) Reagan Tuck (R.T.) Dukes, its Chief Operating Officer, and (b) Robert “Bobby” J. Long, its Chief Financial Officer (the “Executives”), on July 22, 2026 and July 21, 2026, respectively, which replaced and superseded each of the Executive’s offer letters previously entered into between each Executive and the Company.  Both of the Employment Agreements are substantially identical, and include the following key provisions:  Salary: Mr. Dukes ($300,000 per year) and Mr. Long ($280,000 per year); Targeted Bonus: Mr. Dukes (50% of his salary per year) and Mr. Long (50% of his salary per year); Paid time off: Mr. Dukes (five weeks) and Mr. Long (five weeks).

The agreements further provide for certain payments and benefits upon the termination of employment of each Executive. If the Executive’s employment is terminated by the Company without Cause or by the Executive for Good Reason (each, as defined in their agreements) (x) within twelve (12) months of a Change in Control (as defined in their agreements), the Executive is entitled to receive a lump sum cash payment equal to 2x the amount of base salary and target annual bonus, and (y) absent a Change in Control, the Executive is entitled to receive a lump sum cash payment equal to 1x the amount of base salary and target annual bonus.  In addition, if elected, each Executive shall be entitled to reimbursement of COBRA premiums for up to 12 months, subject to certain conditions, if Executive’s employment is terminated by the Company without Cause or by the Executive for Good Reason.  Severance payments are conditioned on the applicable Executive signing a standard separation agreement, which includes customary releases and covenants, and any cash severance will be paid on the second regular payroll date following the release becoming effective. Each Employment Agreement also contains provisions intended to minimize excise taxes under Section 4999 of the Internal Revenue Code.

In addition, each Executive is subject to a one-year non-compete and non-solicit, and perpetual non-disparagement and non-disclosure and non-use of Company confidential information obligations following termination of the Executive’s employment with the Company, subject to certain conditions.

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Pursuant to the Employment Agreements, each Executive’s salary is payable in accordance with the Company’s normal payroll practices, and is subject to annual review, with no reduction in salary permitted. The Executives are each also eligible to receive an annual bonus with a targeted percentage of base salary as described above, payable based on achievement of performance objectives and provided that each Executive remains employed through the end of the applicable fiscal year to which the annual bonus relates. Separately, each Executive is eligible for grants of equity awards, including options, restricted stock, restricted stock units, or similar awards, pursuant to terms to be agreed in writing.

Notwithstanding the terms of the Employment Agreements, as discussed above, the Board and/or Compensation Committee may from time to time, in their discretion, increase the Executives' base salaries or award discretionary bonuses to the Executives, which may take the form of cash consideration or equity.

The foregoing description of the Employment Agreements is not complete and is qualified in its entirety by reference to the full text of the Employment Agreements, which are filed as Exhibits 10.6 and 10.7 respectively, to this Current Report on Form 8-K and incorporated by reference into this Item 5.02 in their entirety.

Item 9.01 Financial Statements and Exhibits.

(a) Exhibits.

Exhibit No.	Description

10.1	PEDEVCO Corp. 2021 Equity Incentive Plan * (1)
10.2	First Amendment to PEDEVCO Corp. 2021 Equity Incentive Plan* (2)
10.3	Second Amendment to PEDEVCO Corp. 2021 Equity Incentive Plan * (3)
10.4	PEDEVCO Corp. 2021 Equity Incentive Plan Form of Restricted Stock Unit Award Agreement * (4)
10.5	PEDEVCO Corp. 2021 Equity Incentive Plan Form of Performance-Based Restricted Stock Unit Award Agreement * (4)
10.6#	Employment Agreement dated July 22, 2026, between PEDEVCO Corp. and Reagan Tuck Dukes *
10.7#	Employment Agreement dated July 21, 2026, between PEDEVCO Corp. and Robert J. Long *
104	Inline XBRL for the cover page of this Current Report on Form 8-K

*Indicates management contract or compensatory plan or arrangement.

#Filed herewith.

(1) Filed on September 1, 2021, as an exhibit to the Company’s Current Report on Form 8-K and incorporated herein by reference (File No. 001-35922).

(2) Filed on August 30, 2024, as an exhibit to the Company’s Current Report on Form 8-K and incorporated herein by reference (File No. 001-35922).

(3) Filed on November 3, 2025, as an exhibit to the Company’s Current Report on Form 8-K and incorporated herein by reference (File No. 001-35922).

(4) Filed on June 24, 2026, as an exhibit to the Company’s Current Report on Form 8-K and incorporated herein by reference (File No. 001-35922).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEDEVCO CORP.

By:	/s/ J. Douglas Schick
J. Douglas Schick
President and Chief Executive Officer

Date: July 24, 2026

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